UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 22, 2011

Date of report (Date of earliest event reported)

VOLCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51382	33-0466919
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Monrovia Avenue

Costa Mesa, California 92627

(Address of principal executive offices) (Zip Code)

(949) 646-2175

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on May 2, 2011, PPR S.A., a “société anonyme à conseil d’administration” (corporation with a board of directors) organized under the laws of France (“PPR”), Transfer Holding, Inc., a Delaware corporation and indirect wholly owned subsidiary of PPR (“Purchaser”) and Volcom, Inc., a Delaware corporation (“Volcom”) entered into an Agreement and Plan of Merger, dated as of May 2, 2011 (the “Merger Agreement”). In accordance with the Merger Agreement, Purchaser commenced a tender offer to purchase all outstanding shares of Volcom’s common stock (the “Shares”) at a purchase price per Share of $24.50 in cash, without interest and less any applicable withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase to the Schedule TO (as amended or supplemented from time to time), and in the related Letter of Transmittal, filed by PPR and Purchaser with the Securities and Exchange Commission (the “SEC”) on May 11, 2011 (which, collectively and together with any amendments or supplements, constitute the “Offer”).

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into Volcom (the “Merger”) on June 23, 2011 in accordance with the “short form” merger provisions available under Delaware law, which allow the completion of the Merger without a vote or meeting of stockholders of Volcom, since Purchaser had acquired more than 90% of the outstanding Shares. On June 23, 2011, in connection with the Merger, Volcom requested the Nasdaq Global Select Market (“Nasdaq”) remove its common stock from listing on Nasdaq, that the “VLCM” trading designation be suspended and further requested that Nasdaq file a delisting application with the SEC to delist and deregister its common stock. On June 24, 2011, Nasdaq filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister Volcom’s common stock. Volcom will file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of Volcom’s common stock and the termination or suspension of Volcom’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 3.01.

Item 3.02	Unregistered Sale of Equity Securities.

In order to complete the Merger, on June 22, 2011, pursuant to Section 1.11 of the Merger Agreement, Purchaser gave notice of its intent to exercise its top-up option (the “Top-Up Option”) to purchase shares of Volcom’s common stock to enable it to hold more than 90% of Volcom’s outstanding Shares so that it could use the “short form” merger provisions available under Delaware law. Accordingly, on June 23, 2011, Volcom issued 15,256,551 Shares (the “Top-Up Option Shares”) to Purchaser, at a price per Share of $24.50. Purchaser paid for the Top-Up Option Shares by delivery of $15,256.56 in cash and a $373,770,242.94 promissory note, for an aggregate purchase price of $373,785,499.50.

Volcom offered and sold the Top-Up Option Shares as a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 3.02.

Item 3.03.	Material Modifications to Rights of Security Holders.

At the effective time of the Merger, each issued and outstanding Share (other than any Shares held by PPR, Purchaser, Volcom or any of their respective subsidiaries and any stockholders who validly exercised their appraisal rights in connection with the Merger under Delaware law) was converted into the right to receive the Offer Price. At the effective time of the Merger, holders of such Shares ceased to have any rights as holders of Shares (other than their right to receive the Offer Price) and accordingly no longer have any interest in Volcom’s future earnings or growth.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As previously reported, the initial offering period under the Offer expired at 5:30 p.m., New York City time, on Thursday, June 16, 2011. According to Computershare Trust Company, N.A., the depositary for the offer (the “Depositary”), as of such time, approximately 17,686,156 Shares (excluding 4,714,540 Shares that were committed to be tendered pursuant to guaranteed delivery procedures) were validly tendered and not withdrawn pursuant to the Offer, which represented approximately 72.3% of the then issued and outstanding Shares. Purchaser accepted for payment and paid for all of the Shares that were validly tendered and not withdrawn pursuant to the terms of the Offer (the “Acceptance Time”). In accordance with the Merger Agreement, Purchaser commenced a subsequent offering period for all remaining untendered Shares, including those Shares tendered pursuant to guaranteed delivery procedures.

The subsequent offering period under the Offer expired at 5:30 p.m., New York City time, on Wednesday, June 22, 2011, as scheduled, and was not further extended. The Depositary advised that, as of such time, an aggregate of approximately 3,692,991 Shares were validly tendered into the subsequent offering period, and Purchaser accepted for payment and paid for all validly tendered Shares. As of the expiration of the subsequent offering period, Purchaser owned a total of approximately 21,379,147 Shares, representing approximately 87.4% of the then issued and outstanding Shares. A copy of the joint press release issued by PPR and Volcom on June 23, 2011 regarding the results of the subsequent offering period is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to the terms and conditions of the Merger Agreement, Purchaser exercised the Top-Up Option, which permitted it to purchase 15,256,551 Top-Up Option Shares, at a price per Share of $24.50. Purchaser paid for the Top-Up Option Shares by delivery of cash and a promissory note. Purchaser was merged with and into Volcom on June 23, 2011 in accordance with the “short form” merger provisions available under Delaware law, which allow the completion of the Merger without a vote or meeting of stockholders of Volcom, since Purchaser had acquired more than 90% of the outstanding Shares.

In connection with the Merger, each issued and outstanding Share (other than any Shares held by PPR, Purchaser, Volcom or any of their respective subsidiaries and any stockholders who validly exercised their appraisal rights in connection with the Merger under Delaware law) was converted into the right to receive the Offer Price. Following the consummation of the Merger, Volcom continued as the surviving corporation and an indirect wholly owned subsidiary of PPR. A copy of the press release issued by PPR on June 24, 2011 announcing completion of the Merger is filed as Exhibit 99.2 hereto and is incorporated by reference.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

In connection with the Offer and the Merger (but not including payment for the Top-Up Option Shares), PPR and Purchaser paid, in the aggregate, approximately $599.1 million in cash consideration, consisting of a combination of available cash and borrowings from existing revolving credit facilities.

To the knowledge of Volcom, except as set forth herein, there are no arrangements, including any pledge by any person of securities of Volcom or PPR, the operation of which may at a subsequent date result in a further change in control of Volcom.

Other information that may be required by Item 5.01(a) of Form 8-K is contained in (i) Volcom’s Solicitation/Recommendation Statement on Schedule 14D-9, originally filed with the SEC on May 11, 2011, as subsequently amended and supplemented, and (ii) the Tender Offer Statement on Schedule TO, originally filed by PPR and Purchaser with the SEC on May 11, 2011, as subsequently amended and supplemented, and such information is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2011, effective upon the closing of the Merger, the certificate of incorporation of Volcom was amended and restated (the “Amended Charter”), and the byalws of Volcom were amended and restated (the “Amended Bylaws”). The Amended Charter and Amended Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of May 2, 2011, by and among, PPR S.A., Transfer Holding, Inc. and Volcom, Inc. (incorporated by reference to Exhibit 2.1 to Volcom, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2011).

3.1	Amended and Restated Certificate of Incorporation of Volcom, Inc.

3.2	Amended and Restated Bylaws of Volcom, Inc.

99.1*	Joint Press Release of PPR S.A. and Volcom, Inc. issued June 23, 2011 (incorporated by reference to Exhibit (a)(5)(H) to Schedule TO-T/A of PPR S.A. and Transfer Holding Inc., filed with the SEC on June 23, 2011).

99.2	Press Release of PPR S.A. issued June 24, 2011.

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCOM, INC.

Dated: June 24, 2011	By:	/s/ S. Hoby Darling
Name: S. Hoby Darling
Title: Senior Vice President, Strategic Development, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of May 2, 2011, by and among, PPR S.A., Transfer Holding, Inc. and Volcom, Inc. (incorporated by reference to Exhibit 2.1 to Volcom, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2011).

3.1	Amended and Restated Certificate of Incorporation of Volcom, Inc.

3.2	Amended and Restated Bylaws of Volcom, Inc.

99.1*	Joint Press Release of PPR S.A. and Volcom, Inc. issued June 23, 2011 (incorporated by reference to Exhibit (a)(5)(H) to Schedule TO-T/A of PPR S.A. and Transfer Holding Inc., filed with the SEC on June 23, 2011).

99.2	Press Release of PPR S.A. issued June 24, 2011.

*	Previously filed.